Supplement Dated May 17, 2013
to
Prospectuses Dated May 1, 2013
For
Protective Variable Annuity L Series, B Series, and C Series Contract
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account
And
Protective Variable Annuity NY L Series, B Series, and C Series Contract
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity contract prospectus.
Please read this Supplement carefully and keep it with your prospectus for future reference.

The following corrects the description in the May 1, 2013 prospectus regarding the manner in which we recalculate the initial Optimal Withdrawal Amount and the monthly fee under the Protective Income Manager rider if you purchase the rider when you purchase your Contract and we receive one or more additional Purchase Payments during the 120-day period following the issuance of your Contract.

Instead of recalculating the initial Optimal Withdrawal Amount once on the 120th day following the Contract Issue Date, we recalculate your initial Optimal Withdrawal Amount at 30-day intervals during the 120 days following the Contract Issue Date. If any scheduled recalculation date is not a Valuation Date, then we make this calculation on the next Valuation Date. In the future, we may change the timing and/or frequency of the calculation of the initial Optimal Withdrawal Amount.

In addition, when recalculating the initial Optimal Withdrawal Amount, we only take into account Excess Withdrawals you have made (rather than all withdrawals).  This means, when we do a recalculation during the 120-day period following the Contract Issue Date, we multiply the Protective Income Manager Payment Factor as of the Contract Issue Date by the total aggregate Purchase Payments, less any aggregate Excess Withdrawals since the Contract Issue Date, to determine the new Optimal Withdrawal Amount.

This also affects the way we calculate the Protective Income Manager Fee.   The Protective Income Manager monthly fee is based on the greatest of:

a) the Contract Value on each Monthly Anniversary Date;
b) the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or
c) if the rider is purchased on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Contract Issue Date.